Exhibit 10.3

DEBT SERVICE GUARANTEE

TO:	QuadReal Real Estate Debt (Canada) GP Inc., in its capacity as general partner of QuadReal Real Estate Debt (Canada) Limited Partnership
AND TO:	McCarthy Tétrault LLP
RE:

QuadReal Real Estate Debt (Canada) GP Inc. in its capacity as general partner of QuadReal Real Estate Debt (Canada) Limited Partnership (the “Lender”) loan to SST VI 19 Esandar Dr, ULC, SST VI 1230 Lakeshore Rd E, ULC, SST VI 1770 Appleby Line, ULC, SST VI 2068 S Sheridan Way, ULC, SST VI 24-60 Sanford Ave N, ULC, SST VI 411 Cityview Blvd, ULC and SST VI 1615 Franklin St, ULC (collectively, the “Borrowers”) secured by, inter alia, a Charge/Mortgage registered on title to the lands and premises municipally and legally described in Schedule “A” attached hereto (collectively, the “Properties”) pursuant to a commitment letter dated as of March 7, 2025 among, inter alios, the Borrowers, as borrowers, and QuadReal Finance LP on behalf of the Lender, as amended, supplemented, restated and replaced from time to time (the “Commitment”)

Loan No. 100567

DATE:	March 7, 2025

IN CONSIDERATION OF the Lender making the initial advance under the above‑noted loan transaction (the “Loan”) and the sum of TWO DOLLARS ($2.00) paid by the Lender to the undersigned, the receipt and sufficiency of which are acknowledged by them, the undersigned hereby jointly and severally irrevocably undertakes, covenants and agrees as follows:

1.
to pay all amounts incurred or arising on account of debt servicing for the Properties when due (“Debt Service Amounts”);
2.
to pay all Debt Service Amounts when and if the same arise and, in any event, upon demand for same by the Lender or its authorized agent. If any Debt Service Amounts are not promptly paid by the Borrowers forthwith after demand therefor by the Lender or its authorized agent, the Lender may, at its option, make any such payment on the Borrowers' behalf and any amount so paid shall become immediately due and payable to the Lender together with interest thereon at the rate then payable under the Loan calculated from the date of payment by the Lender until the date of repayment by the Borrowers;
3.
that failure by the undersigned to comply with the foregoing undertakings, covenants and agreements shall constitute default by the Borrowers under the Loan and all security given in connection therewith, whereupon the Lender shall be entitled, at its option, to enforce all remedies available to it;
4.
all debts and liabilities, present and future, of the Borrowers to Strategic Storage Trust VI, Inc. (the “Guarantor”) are assigned to the Lender and postponed to the obligations of the Borrowers to the Lender and all money received by the Guarantor in respect thereof will be held in trust for the Lender and forthwith upon receipt will be paid over to the Lender, the whole without in any way lessening or limiting the liability of the Guarantor hereunder

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and this assignment and postponement will remain in full force and effect until, in the case of the assignment, such amounts have been repaid. The Guarantor will not be entitled to subrogation until the Guarantor performs or makes payment to the Lender of all amounts owing by the Guarantor to the Lender under this Debt Service Guarantee and until all obligations owing by the Borrowers to the Lender under the Commitment, the Security Documents and all other loan documents (including, without limitation, all Loans and other amounts owing thereunder) have been repaid in full. Thereafter, the Lender will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, at the Guarantor’s expense, without recourse and without representation and warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the obligations of the Borrowers to the Lender and any security held therefor resulting from such performance or payment by the Guarantor;
5.
liability under this Debt Service Guarantee is unlimited; and
6.
this Debt Service Guarantee may be executed and delivered by telecopier, in PDF form or by other electronic transmission, and, if so executed and transmitted, shall be for all purposes as effective as if the parties had delivered an executed original document.

[signature page follows]

DATED as of the date first above written.

STRATEGIC STORAGE TRUST VI, INC.

Per:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: Chief Executive Officer and President

I have authority to bind the corporation.

Signature Page – Debt Service Guarantee

SCHEDULE “A”

PROPERTIES

Property Address	Legal / Beneficial Ownership	PIN / Legal Description
19 Esandar Drive, Toronto, ON	Legal Owner: SST VI 19 ESANDAR DR, ULC Beneficial Owner: SST VI 19 ESANDAR DR, LLC	PIN 10369-0190(LT) PT LT 13 CON 3 FTB TWP OF YORK PT 5 TO 7 64R10411; CITY OF TORONTO
1230 Lakeshore Road East, Mississauga, ON	Legal Owner: SST VI 1230 LAKESHORE RD E, ULC Beneficial Owner: SST VI 1230 LAKESHORE RD E, LLC	PIN 13485-0304(LT) PT LT 6 CON 3 SDS TORONTO PT 1, 43R20469; S/T TT119305; CITY OF MISSISSAUGA
1770 Appleby Line, Burlington, ON	Legal Owner: SST VI 1770 APPLEBY LINE, ULC Beneficial Owner: SST VI 1770 APPLEBY LINE, LLC	PIN: 07181-1327(LT) PART BLOCK 3, PLAN M249, PART 1, PLAN 20R-21900; CITY OF BURLINGTON
2068 South Sheridan Way, Mississauga, ON	Legal Owner: SST VI 2068 S SHERIDAN WAY, ULC Beneficial Owner: SST VI 2068 S SHERIDAN WAY, LLC

PIN: 13429-0952(LT)

PART LOT 31, CONCESSION 2, SDS,(TORONTO) AS IN VS67469, RO510767, VS32808; SAVE AND EXCEPT PART 1, PLAN 43R38933; SUBJECT TO AN EASEMENT AS IN RO502828; SUBJECT TO AN EASEMENT AS IN VS420047; SUBJECT TO AN EASEMENT IN GROSS OVER PARTS 1 AND 2, 43R-39554 AS IN PR3694334; CITY OF MISSISSAUGA

24-60 Sanford Avenue North, Hamilton, ON	Legal Owner: SST VI 24-60 SANFORD AVE N, ULC Beneficial Owner: SST VI 24-60 SANFORD AVE N, LLC

PIN: 17199-0017(LT)

LTS 17, 18, 19, 20, 21, 22, 23 & 24, PL 46 ; PT LTS 25, 26, 27, 28, 29, 30, 31 & 32, PL 46 , AS IN VM231207 ; LANE, PL 46 , AS CLOSED BY ORDERS HA118450 & HA130962, AS IN VM231207; HAMILTON

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411 Cityview Boulevard, Woodbridge, ON	Legal Owner: SST VI 411 CITYVIEW BLVD, ULC Beneficial Owner: SST VI 411 CITYVIEW BLVD, LLC

PIN: 03327-8199

PT BLK 133, PL 65M3899, PTS 1 TO 5 PL 65R35515; S/T EASEMENT OVER PTS 1, 2 AND 3 PL 65R35515 AS IN YR651192; S/T EASEMENT OVER PTS 2 AND 4 PL 65R35515 AS IN YR773653; CITY OF VAUGHAN

S/T SUBSECTION 44(1) OF THE LAND TITLES ACT, R.S.O. 1990 EXCEPT PARAGRAPHS 3 & 14 THEREOF. NOV. 21, 2000. THE FOLLOWING REMARK HAS BEEN ADDED ON 2008/05/13 AT 16:05 BY SHARON COLES

1615, 1625 and 1633 Franklin Street, Vancouver, British Columbia	Legal Owner: SST VI 1615 FRANKLIN ST, ULC Beneficial Owner: SST VI 1615 FRANKLIN ST, LLC	PID: 031-060-668 LOT A BLOCK C DISTRICT LOT 183 GROUP 1 NEW WESTMINSTER DISTRICT PLAN EPP86314